Maximizing Returns and Creating Value for Clients and Stockholders Annual Meeting of Stockholders April 14, 2015

1 Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate”, “forecast”, “project”, “anticipate”, “target”, “expect”, “intend”, “continue”, “seek”, “believe”, “plan”, “goal”, “could”, “should”, “may”, “will”, “strategy”, “opportunities”, “trends” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: revenue growth; estimated capital ratios; actions to invest in growth and control expenses; benefits of normalized conditions; strategic priorities; first quarter earnings; capital position; technology platforms, infrastructure, spend and benefits; improving business processes, productivity and effectiveness; repurchase plans and dividend payout ratio; financial goals and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual results may differ materially from those expressed or implied as a result of the factors described under “Forward-Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Annual Report”), and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of April 14, 2015, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we may discuss some non-GAAP adjusted measures in detailing the Corporation’s performance. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP adjusted measures are contained in the Corporation’s reports filed with the SEC, including the 2014 Annual Report available at www.bnymellon.com/investorrelations. NOTE: All financial data for the Corporation throughout the presentation is as of 12/31/14 unless otherwise noted.

2 Twin Engines of Growth − Investment Services − Investment Management  Largest investment services provider  Leading market positions in every servicing business  Leading global custodian with $28.5T in AUC/A  $1.7T in AUM – seventh largest global asset manager; one of three largest asset managers owned by the eight U.S. G-SIB peers Revenue  Fee revenue – 80% of total revenue in 2014  Growth with minimal credit risk or need for incremental capital Expense  Improving business processes, productivity and effectiveness  Noninterest expense1,2 – 2% reduction in 2014 vs. 2013 Capital  Estimated Fully Phased-in (Advanced Approach) Basel III Common Equity Tier 1 Ratio of 9.8%2  Credit ratings ranked among highest in G-SIB peer group  2014 total payout ratio of 98% – top quartile among CCAR Banks Earnings  Investing in strategic growth  Aggressively executing business improvement process, controlling expenses  Poised to benefit as markets return to normalized conditions Investments Company for the World – Powering Investors 1 Total noninterest expense is non-GAAP and excludes amortization of intangible assets, M&I, litigation and restructuring charges and the charge related to investment management funds, net of incentives. 2 This represents a non-GAAP measure. See Appendix for reconciliation. Additional disclosure regarding non-GAAP measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations.

Powering Investors

Who We Are

Investment Management	Investment Services
Revenue: ~$4.0B Pre-tax Income: ~$1.0B	Revenue: ~$10.1B Pre-tax Income: ~$2.8B

We deliver expertise at each stage of the investment lifecycle

Assets

Create | Clear & Settle | Distribute | Hold | Trade | Manage | Restructure | Service

NOTE: Financial data for Investment Management and Investment Services reflect FY 2014 and exclude amortization of intangible assets (Investment Services pre-tax income excludes impact of 4Q14 litigation charge). Revenue and pre-tax income are non-GAAP measures.
See Appendix for a reconciliation. Additional disclosure regarding non-GAAP measures is available in the Corporation's reports filed with the SEC, available at www.bnymellon.com/investorrelations.

BNY MELLON | Invested
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4 NOTE: See additional disclosures in Appendix. Powering Investors - Delivering Innovative Investment Solutions Globally Who We Serve Institutions Investors Corporations 76% of Fortune 500 Companies 75 Central Banks, whose assets make up over 90% of global central bank reserves 67% of the Top 1,000 Pension and Employee Benefit Funds 75% of the Top 100 Endowments 50% of the Top 200 Life/Health Insurance Companies 46% of the Top 50 Universities

5 Would Recommend BNY Mellon Overall Client Satisfaction Client Executive Meets / Exceeds Expectations 94% 97% 99% Strategic Partnership 92% Innovative Solutions 90% Strong Client Satisfaction Results NOTE: Conducted two Global Client Management surveys Nov. 2014 (completed by third-party on Corporation’s behalf); 206 strategic client respondents; 49% response rate. BNY Mellon Better than Competitors 68%

6 2014 Financial Highlights Financial Performance Growth vs. 2013 Drivers Investment Management & Performance Fees +3%  AUM +8%  Net AUM inflows of $47 billion Investment Services Fees +2%  AUC/A +3%  Estimated new business wins of $536 billion Net Interest Revenue1 (4%)  Lower yields, rates Noninterest Expense1 (2%)  Expense control driven by business improvement process Pre-tax Income1 +1% Operating Leverage1 87 bps Shareholder Value 2014 Total Shareholder Return 18% Return on Tangible Common Equity1 18% Share Repurchases $1.7B  98% total payout ratio Quarterly Dividend Increase 13% 1 Represents a non-GAAP adjusted measure. See Appendix for reconciliation. Additional disclosure regarding this measure and other non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, including our 2014 Annual Report, available at www.bnymellon.com/investorrelations.

7 Improving Financial Performance – Continued Fee Growth Fee Growth $MM $3,395 $3,492 $6,813 $6,942 $0 $2,000 $4,000 $6,000 $8,000 2013 2014 2013 2014 Investment Management1 Investment Services +2% $3,905 $4,075 $3,000 $3,400 $3,800 $4,200 2013 2014 Asset Servicing $1,264 $1,335 $800 $1,000 $1,200 $1,400 2013 2014 Clearing Services $1,090 $968 $0 $300 $600 $900 $1,200 2013 2014 Issuer Services $554 $564 $0 $200 $400 $600 $800 2013 2014 Treasury Services +3% +4% 1 Includes performance fees. +6% (11%) +2% Positive Fee Growth Despite Low Rate Environment and Issuer Services Headwinds $MM $MM $MM $MM

8 $8,000 $9,000 $10,000 $11,000 $12,000 2013 2014 Improving Financial Performance – Reducing Structural Costs Noninterest Expense1 $10,645 $MM  Simplifying and automating global processes  Insourcing application development  Leveraging common architecture  Rationalizing staffing levels  Managing benefits expense  Reducing footprint and consolidating locations  Reducing discretionary expenses  Managing regulatory requirements cost effectively 1 Total noninterest expense is non-GAAP and excludes amortization of intangible assets, M&I, litigation and restructuring charges and the charge related to investment management funds, net of incentives. See Appendix for reconciliations. Additional disclosure regarding non-GAAP measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. $10,882 (2%) Significant Progress on Expense Control… 2% Noninterest Expense1 Reduction in 2014 vs. 2013 Business Improvement Process

9 Generating Strong Shareholder Returns Significantly Above Peers NOTE: G-SIB Peer Group includes: HSBC, JPM, BARC, BNP, C, DBK, BAC, CSGN, GS, ACA, MTU, MS, RBS, UBS, Bank of China, Agricultural Bank of China, BBVA, ICBC, MFG, NDA, SAN, GLE, STAN, STT, SMFG, UCG, WFC. Proxy Peers include: BLK, SCHW, BEN, JPM, MS, NTRS, PNC, PRU, STT, USB, WFC. Please reference Appendix for additional information. 117% 94% 105% 101% 87% Trust Peers Average Proxy Peers Median S&P Financials G-SIB Peer Group Median 18% 10% 14% 15% 1% Trust Peers Average Proxy Peers Median S&P Financials G-SIB Peer Group Median 3-Year Total Shareholder Return BNY Mellon BNY Mellon 2014 Total Shareholder Return

10 Strategic Priorities to Drive Growth First Quarter Update: Achieving Our Earnings, Expense and Operating Leverage Goals Priorities Progress Driving Revenue Growth  Leveraging Expertise and Scale  Delivering Innovative Strategic Solutions to Clients Business Improvement Process  Reducing Structural Expense  Positive Operating Leverage Being a Strong, Safe, Trusted Counterparty  Strong Capital Position  Excellent Credit Ratings  Well Positioned in Stress Scenarios Generating Excess Capital and Deploying Capital Effectively  Balance Sheet Strength  Returning Value to Shareholders Attracting and Retaining Top Talent  Enhanced Leadership Team  Added Expertise to Board of Directors

11 Investment Management Investment Services + Driving Revenue Growth Leveraging broad and deep client relationships Utilizing cross-platform capabilities Maintaining our strong capital position to be a safe and trusted counter- party for our clients Capitalizing on intellectual assets – deep insight into the changing needs of asset owners and fiduciaries Realizing Opportunities to Deliver Innovative Strategic Solutions to Our Clients Investing in Revenue Growth Opportunities Global Collateral Services Electronic Trading Platforms Investment Management Distribution Digital Platforms for Financial Advisors

12  Optimizing our infrastructure  Storage demand up 12% 1  Demand for computing up 48% 1  Annual infrastructure cost down 6% 1  Insourcing application development  Application development resources up 8% 1  Application development costs down 1% 1  Application development unit cost down 6% 1  Shifting our investments from tactical to strategic  Self-funding our strategic technology investments Technology Powers Investors – Drives Client and Shareholder Value Managing Technology as a Strategic Asset 1 Based on indexed amount from 2012 through 2014. Data for 2014 is estimated in some instances. 0% 20% 40% 60% 80% 100% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Strategic Investments as % of Portfolio Tactical Strategic 2013 2014 Moving From Tactical to Strategic

Strategic Investments to Digitize BNY Mellon

BXP

Platform as a Service

Simplified

Leaner and lower cost to deploy

Empowering

Better tools, reducing time-to-market

Innovative

Open source – faster, better

Secure

Private cloud

Common Access
Application Development
Data Center (Cloud)

Digital Pulse

Proprietary Big Data Platform

Captures, stores and analyzes data from transaction processes and business events leading to:

Increased Efficiency
Improved Client Experience
Lower Costs



~1 Billion Events Captured Each Month
1 CAPTURE
VIRTUAL SENSOR
INTERNET OF THINGS
BUSINESS EVENTS
2 STORE
BIG DATA
PLUG & PLAY
SINGLE VERSION OF TRUTH
3 ANALYZE
PREDICTIVE ANALYTICS
INTELLIGENT DASHBOARDS
VISUALIZATION
4 ACT
OPERATIONS OPTIMIZATION
INTELLIGENT WORKFLOW
ALERTS

Technology Solutions

Existing Leadership

Eagle: Middle-office, accounting and performance solution for asset managers

Albridge: Multi-custodial wealth reporting platform

HedgeMark: Managed account solutions specialist for hedge fund investments

NetX360: Comprehensive platform for advisors and financial professionals

Collateral Optimization: Facilitating more efficient methods of allocating collateral trades

Enterprise Payment Hub: Automated payment processing

Liquidity Plus: Helping clients better manage liquidity and assist with evolving compliance requirements

NEXEN: The Next Generation Intelligent Open-Architecture Platform

BNY MELLON | Invested
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14 Technology Awards and Recognition Best Mobile Initiative – NETX360 and NETX Investor Mobile Waters Sell-Side Technology Model Bank in Legacy & Ecosystems Transformation Celent Best Managed Account Platform - HedgeMark HedgeWeek Asset Servicing Technology Vendor of the Year – Eagle Custody Risk Americas Awards Best White Label System Provider for Treasury & Cash Management Services Global Finance Magazine Best Buy-Side Operations Solution – Eagle FTF News Innovation Awards “Excellent” Rating for Client Account Statement – Pershing (Ninth Consecutive Year) DALBAR Datacenter Automation Innovator of the Year – 2014 BMC Datacenter Award Top Company for Women Technologists Anita Borg Institute Best Compliance Initiative American Financial Tech Awards Best Transactional Bank for Financial Institutions in EMEA (Fifth Consecutive Year) EMEA Finance Magazine Distinguished Provider of Global Transaction Banking Services (Second Consecutive Year) Interviews by FImetrix, LLC1 1 Designation based on interviews by FImetrix, LLC, with senior level executives at more than 640 banks in nearly 100 countries. NOTE: See additional disclosures in Appendix.

15 Business Improvement Process Update Revenue Initiatives Expense Initiatives Completed Completed  Created Markets Group  Created direct lending capability through investment management  Built separately managed accounts platform in Asia  Created dedicated technology solutions unit to increase return on technology investment  Resolved substantially all FX litigation  Sold One Wall Street headquarters  Sold Corporate Trust business in Japan & Mexico  Exited Transition Management and U.S. & European derivatives clearing businesses Ongoing Ongoing  Promoting Wealth Management brand  Enhancing collateral management systems and foreign exchange (FX) platforms  Extending private banking solutions to Pershing clients  Broadening distribution of investment management strategies  Growing Dreyfus cash management solutions with Pershing and custody clients  Aligning drivers of cost with pricing for premium services  Reducing footprint and consolidating locations  Managing benefits expense  Exiting derivatives, sales and trading business  Rationalizing and retiring applications  Consolidating custody platforms from 2 to 1  Streamlining end-to-end processes and improving unit cost  Streamlining organization and rationalizing staffing OTC = over-the-counter FCM = Futures Commission Merchant Portfolio Review Operations & Technology Enhancements Real Estate & Procurement Process Improvement

Being a Strong, Safe, Trusted Counterparty

Strong Capital Position and Returns *(At 12/31/14)*		
	Standardized	***Advanced***
Basel III Common Equity Tier 1 *(Non-GAAP)*[1]	10.6%	9.8%
Return on Tangible Common Equity *(Non-GAAP)*[1]	18%	

[1] Fully phased-in. Represents a non-GAAP adjusted measure. See Appendix for a reconciliation. Additional disclosure regarding this measure and other non-GAAP adjusted measures are available in the Corporation's reports filed with the SEC, including our 2014 Annual Report, available at www.bnymellon.com/investorrelations.

CCAR Minimum Common Equity Tier 1 Ratio (Advanced Approach) – Severely Adverse Scenario


BK 11.1%
NTRS 9.4%
HSBC 8.9%
AXP 8.0%
COF 7.1%
PNC 7.0%
USB 6.8%
BAC 6.6%
STT 6.5%
C 6.4%
MS 5.9%
WFC 5.5%
GS 5.4%
JPM 5.3%

Well Positioned for Stress Scenarios

SOURCE: Federal Reserve – Comprehensive Capital Analysis and Review 2015: *Assessment Framework and Results.* Reflects Advanced Approach for Bank Holding Companies Only. See Appendix for additional detail.

Our Reputation as a Sound and Safe Institution Reflects the Strength of Our Balance Sheet, Overall Liquidity and Capital Position

BNY MELLON | Invested
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17 Generating Excess Capital and Deploying Capital Effectively Share Repurchases 37% ($4.8B) Dividends 22% ($2.8B) Retention 42% ($5.4B) Capital Deployment (cumulative: 2011 – 2014) Gross Capital Generation (cumulative: 2011 – 2014) $B $3.2 $7.1 $9.9 $12.9 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2011 2012 2013 2014 2015 Capital Plan – Expect to Repurchase Up to $3.1 Billion of Common Stock1 and Maintain Strong Dividend Payout Ratio 1 $700 million of the common stock repurchases are contingent on the Corporation’s issuance of $1 billion of preferred stock. Note: Does not foot due to rounding

18 Attracting & Retaining Talent – Enhanced Leadership Team CEO Chief Financial Officer Chief Human Resources Officer Apr. 2014 Chairman – EMEA CEO – Investment Management CEO – Investment Services Jun. 2014 Chief Information Officer Apr. 2012 General Counsel Apr. 2014 Chairman – APAC President Dec. 2012 President – Investment Management Chief of Staff Nov. 2011 Chief Risk Officer Nov. 2014 President – Markets Jun. 2014 Head of Client Service Delivery Sep. 2014 New to BNY Mellon New in Role

19 Added New Board Members to Complement Existing Expertise  Added Four New Members to the Board of Directors  Joseph J. Echevarria – February 2, 2015  Edward P. Garden – December 2, 2014  John M. Hinshaw – September 8, 2014  Jeffrey A. Goldstein – April 18, 2014  Created the Finance Committee  Assists the Board of Directors in fulfilling its responsibilities with respect to the monitoring and oversight of BNY Mellon’s financial resources and strategies

Financial Goals – Operating Basis: 2015 Through 2017

	Flat	Normalizing
Revenue Growth[1]	3.5 – 4.5%	6 – 8%
EPS Growth[1]	7 – 9%	12 – 15%
Return on Tangible Common Equity	17 – 19%	20 – 22%
Assumptions	NIM: 95 - 100 bps Operating margin: 28 – 30% Environment: no deterioration in volatility, volume, short-term interest rates	NIM: 125 - 150 bps Operating margin: 30 – 32%

100% payout ratio

Execution on expense and revenue initiatives

Equity market, +5% p.a.

Reasonable regulatory outcomes

Deposits, money market balances and fee waivers recovery as modeled

[1] Represents compound annual growth rates (CAGR).

NOTE: Normalizing environment represents current market consensus on rates; Flat environment assumes no rate increase from present. Financial projections are reflected on a non-GAAP basis - excludes merger and integration, restructuring and litigation expenses, and other non-recurring items. Additional disclosure regarding non-GAAP measures is available in the Corporation's reports filed with the SEC, available at www.bnymellon.com/investorrelations. Actual results may vary materially, please refer to the cautionary statement.

BNY MELLON | Invested
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21 Strategic Priorities to Drive Growth  Driving Revenue Growth  Business Improvement Process  Being a Strong, Safe, Trusted Counterparty  Generating Excess Capital and Deploying Capital Effectively  Attracting and Retaining Top Talent Maximizing Returns and Creating Value for Clients and Stockholders

Appendix

24 Pre-Tax Income, Noninterest Expense & Operating Leverage – Non-GAAP ($MM) 2013 2014 Growth Rate Total revenue – GAAP $15,048 $15,692 Less: Net income attributable to noncontrolling interests of consolidated investment management funds 80 84 Gain on the sale of our investment in Wing Hang Bank - 490 Gain on the sale of the One Wall Street building - 346 Total revenue, as adjusted – Non-GAAP $14,968 $14,772 (131 bps) Total noninterest expense – GAAP $11,306 $12,177 Less: Amortization of intangible assets 342 298 M&I, litigation and restructuring charges 70 1,130 Charge related to investment management funds, net of incentives 12 104 Total noninterest expense excluding amortization of intangible assets, M&I, litigation and restructuring charges and the charge related to investment management funds, net of incentives – Non-GAAP $10,882 $10,645 (218 bps) Provision for credit losses (35) (48) Income before income taxes, as adjusted – Non-GAAP1 $4,121 $4,175 Operating Leverage 87 bps 1Non-GAAP excludes net income attributable to noncontrolling interests of consolidated investment management funds, the gains on the sales of our investment in Wing Hang and the One Wall Street building, amortization of intangible assets, M&I, litigation and restructuring charges and the charge related to investment management funds, net of incentives, if applicable.

25 Total Payout Ratio & Net Interest Revenue Total Payout Ratio ($MM) 2014 Dividends $763 Common stock repurchased 1,669 Total Capital Deployed $2,432 Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP $2,494 Total Payout 98% Net Interest Revenue ($MM) 2013 2014 Net interest revenue (non-FTE) $3,009 $2,880 Tax equivalent adjustment 63 62 Net interest revenue (FTE) – Non-GAAP $3,072 $2,942 FTE = fully-taxable equivalent

26 Estimated Fully Phased-In Basel III CET1 Ratio - Non-GAAP ($MM) 12/31/14 Total Tier 1 capital1 $ 20,502 Adjustments to determine estimated fully phased-in Basel III CET1: Intangible deduction (2,329) Preferred stock (1,562) Trust preferred securities (156) Other comprehensive income (loss): Securities available-for-sale 594 Pension liabilities (1,041) Total other comprehensive (loss) (447) Equity method investments (87) Other 10 Total estimated fully phased-in Basel III CET1 –Non-GAAP $ 15,931 Under the Standardized Approach: Estimated fully phased-in Basel III risk-weighted assets – Non-GAAP $ 150,881 Estimated fully phased-in Basel III CET1 ratio – Non-GAAP2 10.6 % Under the Advanced Approach: Estimated fully phased-in Basel III risk-weighted assets – Non-GAAP $ 162,263 Estimated fully phased-in Basel III CET1 ratio – Non-GAAP2 9.8% 1 Tier 1 capital at Dec. 31, 2014 is based on Basel III rules, as phased-in. 2 Risk-based capital ratios at Dec. 31, 2014 include the net impact of the total consolidated assets of certain consolidated investment management funds in risk-weighted assets.

27 Business – Revenue and Pre-Tax Income NOTE: Pre-tax metrics for Investment Services and Investment Management businesses exclude the impact of amortization of intangible assets. Revenue ($MM) 1Q14 2Q14 3Q14 4Q14 FY 2014 Investment Management $ 970 $ 1,036 $ 1,003 $ 998 $ 4,007 Investment Services 2,477 2,513 2,588 2,481 10,059 Pre-tax Income ($MM) 1Q14 2Q14 3Q14 4Q14 FY 2014 Investment Management $ 277 $ 202 $ 276 $ 269 $ 1,024 Investment Services 699 689 753 653 2,794

28 Capital Generation & Deployment Capital Generation & Deployment ($B) 2011 2012 2013 2014 Total Net Income $2.5 $2.4 $2.1 $2.6 $9.7 Other Comprehensive Income (0.3) 1.0 (0.2) (0.7) (0.2) Share Issuances (Benefit Plans) 0.3 0.3 0.5 0.6 1.7 Change in Goodwill and Intangibles 0.4 0.2 0.4 0.5 1.4 Divestitures 0.3 - 0.1 - 0.4 Other (0.0) (0.0) (0.1) - (0.1) Capital Generation $3.2 $3.9 $2.8 $3.0 $12.9 Dividends ($0.6) ($0.6) ($0.7) ($0.8) ($2.8) Share Repurchases (including Benefit Plans) (0.9) (1.1) (1.0) (1.7) ($4.8) Capital Retention $1.7 $2.1 $1.0 $0.5 $5.4 Note: May not foot due to rounding

29 Disclosures All statistics are global and represent the minimum number of BNY Mellon client relationships in each category. • Fortune 500 (as of 2/23/15) // Fortune magazine, Revenue Ranking is Full Year 2013; Global 500 data • Central Banks (as of June 2013) // CIA World Factbook, IMF, annual reports • Pensions & EB Funds (as of 2/23/15) // Reprinted with permission of Pensions & Investments, Copyright 2014 // Metric is Plan Assets, millions (converted in thousands); Source Date: 9/30/13 • Endowments (as of 2/23/15) // Reprinted with permission of NACUBO, Copyright 2014 // Metric is Total Market Value of Endowments, in thousands, as of FYE 2012 // Data source used by P&I Magazine • Life & Health Insurance Companies (as of 2/23/15) // Reprinted with permission of A.M. Best Company, Inc., Copyright 2014 // Metric is 2013 Total Admitted Assets, in thousands • QS World University Rankings 2014/15 - Top 50 (as of 2/23/15) http://www.topuniversities.com/university-rankings/world-university-rankings/2014

30 Disclosures Broker-Dealer Services: #1 (U.S.), growing globally Leading provider of U.S. Government securities clearance services Source: Federal Reserve Bank of New York - Fedwire Securities High Volume Customer Report, March 2014 Alternative Investment Services: #1fund administrator Based on single manager funds and funds of hedge fund assets under administration combined. Source: HFMWeek 23rd Biannual AuA Survey – October 2014 Corporate Trust: #1 Global Corporate Trust Service Provider Source: Thomson Reuters and Dealogic, FY 2014 For Corporate & Insurance Debt Issuance and Financial Institution and stand-alone debt issuance Depositary Receipts: #1 in market share (~60%) Leader in sponsored global depositary receipts programs Source: BNY Mellon. Data as of December 31, 2014 Pershing: #1 U.S. clearing firm Pershing LLC., ranked by number of broker-dealer customers Source: Investment News, August, 2014 Treasury Services: Top 5 in U.S.D. payments Fifth largest participant in CHIPS funds transfer volume Fifth largest Fedwire payment processor Source: CHIPS-The Clearing House, December 2014 and Fedwire-The Federal Reserve Bank, December 2014 Asset Management Seventh largest global asset manager Source: Tower Watson / P&I 2013 Survey, Year-End 2014 (Company Disclosures) Wealth Management Seventh largest U.S. wealth manager Source: Barron’s, Sept 2014 Collateral Management (2014) & Fixed Income Lender (2014) – First Place Source Global Investor/ISF Securities Lending (2013) and Collateral Optimization (2014) – Roll of Honor Source: Global Custodian

31 Disclosures Best Mobile Initiative – NETX360 and NETX Investor Mobile Waters Sell Side Technology: Recognized Pershing's Net360® and NetXInvestor® Mobile solutions as best for the second consecutive year in 2014. Asset Servicing Technology Vendor of the Year – Eagle Custody Risk Americas Awards: 2014. Award presented April , 2015 . “Excellent” Rating for Client Account Statement – Pershing DALBAR: 2013 award announced January, 2014. Best Compliance Initiative American Financial Technology Awards: Presented December, 2014. Model Bank in Legacy & Ecosystems Transformation Celent: Presented March, 2015. Best White Label System Provider for Treasury & Cash Management Services Global Finance Magazine: Recognition March, 2015 issue. Datacenter Automation Innovator of the Year – 2014 BMC Datacenter Award: 2014 BMC Engage “Innovation Award” for Datacenter Automation & Cloud. Best Transactional Bank for Financial Institutions in EMEA EMEA Finance Magazine: Published in EMEA Finance's August-September 2014 edition. Distinguished Provider of Global Transaction Banking Services Interviews by FImetrix, LLC: Designation announced by FIMetrix in May, 2014. Best Buy-Side Operations Solution – Eagle FTF News Innovation Awards: Awarded June, 2014. Top Company for Women Technologists Award Anita Borg Institute, to be presented in May, 2015. Best Managed Account Platform – 2015 (HedgeMark) HedgeWeek: 2014. Presented April 2015.

32 Return on Tangible Common Equity – Non-GAAP ($MM) 2014 Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP $2,494 Add: Amortization of intangible assets, net of tax 194 Net income applicable to common shareholders of The Bank of New York Mellon Corporation excluding amortization of intangible assets – Non- GAAP 2,688 Less: Gain on the sale of our investment in Wing Hang Bank 315 Gain on the sale of the One Wall Street building 204 Benefit primarily related to a tax carryback claim 150 Add: M&I, litigation and restructuring charges 860 Charge related to investment management funds, net of incentives 81 Net income applicable to common shareholders of The Bank of New York Mellon Corporation, as adjusted – Non-GAAP2 $2,960 Average common shareholders’ equity $36,618 Less: Average goodwill 18,063 Average intangible Assets 4,305 Add: Deferred tax liability – tax deductible goodwill1 1,340 Deferred tax liability – intangible assets1 1,216 Average tangible common shareholders’ equity – Non-GAAP $16,806 Return on tangible common equity – Non-GAAP adjusted2 17.6% 1 Deferred tax liabilities are based on fully phased-in Basel III rules. Beginning in 2014, includes deferred tax liabilities on tax deductible intangible assets permitted under Basel III rules. 2 Non-GAAP excludes amortization of intangible assets, the gains on the sales of our investment in Wing Hang Bank and the One Wall Street building, the benefit primarily related to a tax carryback claim, M&I, litigation and restructuring charges and the charge related to investment management funds, net of incentives, if applicable.

G-SIB, CCAR and Proxy Peer Groups

G-SIB Members		CCAR Banks		Proxy Peers
BNY Mellon*	Bank of China	BNY Mellon	PNC Financial Services	BlackRock
Bank of America	Banco Bilbao Vizcaya Argentaria	Northern Trust	SunTrust Banks	Charles Schwab
Barclays	BNP Paribas	State Street	Regions Financial Corporation	Franklin Resources
Citigroup	Credit Suisse	American Express	JP Morgan Chase	JP Morgan Chase
Goldman Sachs	Credit Agricole	Discover Financial	BB&T	Morgan Stanley
HSBC	Deutsche Bank	Wells Fargo	Goldman Sachs	Northern Trust
JP Morgan Chase	Industrial and Commercial Bank of China	KeyBank	Morgan Stanley	PNC Financial Services
Morgan Stanley	Mitsubishi UFJ FG	Capital One	Citigroup	Prudential Financial
Royal Bank of Scotland	Mizuho FG	U.S. Bancorp	Bank of America	State Street
Standard Chartered	Nordea	Fifth Third Bank		U.S. Bancorp
State Street	Santander			Wells Fargo
UBS	Societe Generale			
Wells Fargo	Sumitomo Mitsui			
Agricultural Bank of China	Unicredit Group			

* Excluded from Total Shareholder Return Calculation

BNY MELLON | Invested

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34 Comprehensive Capital Analysis & Review – Severely Adverse Scenario (Advanced Approach) Bank Holding Company Ticker/ Identifier Common equity tier 1 ratio (%) Actual 2014:Q3 Projected 2014:Q4 Projected 2015-16 Minimum American Express Company AXP 13.6 13.2 8.0 Bank of America Corporation BAC 12.0 10.3 6.6 BNY Mellon BK 15.1 16.5 11.1 Capital One Financial Corporation COF 12.7 12.7 7.1 Citigroup C 15.1 11.4 6.4 Goldman Sachs Group GS 15.1 10.5 5.4 HSBC North America Holdings HSBC 16.3 15.2 8.9 JPMorgan Chase & Co. JPM 11.1 9.6 5.3 Morgan Stanley MS 15.2 10.5 5.9 Northern Trust Corporation NTRS 12.8 12.6 9.4 PNC Financial Services Group PNC 11.1 11.0 7.0 State Street Corporation STT 15.0 14.2 6.5 U.S. Bancorp USB 9.7 9.6 6.8 Wells Fargo & Company WFC 11.1 10.3 5.5 SOURCE: Federal Reserve – Comprehensive Capital Analysis and Review 2015: Assessment Framework and Results. Reflects Advanced Approach for Bank Holding Companies Only.